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                                                                     EXHIBIT 4.1

                         FORM COMMON STOCK CERTIFICATE

          NUMBER                                               SHARES
          J                         [LOGO]

                                 Jeepers! Inc.

COMMON STOCK                     Common Stock                SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                               CUSIP 472315 10 0

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT



IS THE OWNER OF


     FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF
                              THE COMMON STOCK OF

                                 JEEPERS! INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                                     SEAL
/s/ Kenneth J. Sanginario                         /s/ Nabil N. El-Hage
CHIEF FINANCIAL OFFICER AND SECRETARY             PRESIDENT, CHIEF EXECUTIVE
                                                  OFFICER AND CHAIRMAN

                                     COUNTERSIGNED AND REGISTERED:
                                     AMERICAN STOCK TRANSFER & TRUST COMPANY
                                     TRANSFER AGENT AND REGISTRAR

                                     BY

                                        AUTHORIZED SIGNATURE
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Reverse Side of Stock Certificate


          The Corporation will furnish without charge to each stockholder who so requests a copy of the provisions setting forth the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common      UNIF GIFT MIN ACT -         Custodian
                                                        (Cust)           (Minor)

TEN ENT - as tenants by the
          entireties                             under Uniform Gifts to Minors

JT TEN - as joint tenants with right of          Act
         survivorship and not as tenants                     (State)
         in common

     Additional abbreviations may also be used though not in the above list.


For value received,                           hereby sell, assign and transfer
unto

    (PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)


          (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)


                                                                      Shares
of the Common Stock represented by the within Certificate, and do hereby
irrevocably constitute and appoint                                      Attorney
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED:
                                    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                    STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM) PURSUANT TO S.E.C. RULE 17AD-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE.
IF IT IS LOST, STOLEN, MUTILATED OR
DESTROYED, THE CORPORATION WILL REQUIRE
A BOND OF INDEMNITY AS A CONDITION TO
THE ISSUANCE OF A REPLACEMENT CERTIFICATE.